UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23499

Goldman Sachs Real Estate Diversified Income Fund

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Stephen H. Bier, Esq.
200 West Street	William J. Bielefeld, Esq.
New York, New York 10282	Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Interval Fund

Semi-Annual Report	March 31, 2021

Real Estate Diversified Income Fund

Goldman Sachs Real Estate Diversified Income Fund

TABLE OF CONTENTS

Fund Basics	1

Consolidated Schedule of Investments	3

Consolidated Financial Statements	6

Consolidated Financial Highlights	9

Notes to Consolidated Financial Statements	14

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND BASICS

Real Estate Diversified Income Fund

as of March 31, 2021

PERFORMANCE REVIEW

October 1, 2020–March 31, 2021	Fund Total Return (based on NAV)[1]

Class A	8.70%
Class C	8.30
Class I	8.88
Class L	8.56
Class W	8.67

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

TOP TEN HOLDINGS AS OF 3/31/21[2]

Holding	% of Net Assets	Line of Business
Heitman Core Real Estate Debt Income Trust, LP	7.6%	Private REITs & Private Investment Funds
Carlyle Property Investors, LP	6.5	Private REITs & Private Investment Funds
Menlo Equities Absolute Return Fund, LP	5.7	Private REITs & Private Investment Funds
Ares Real Estate Enhanced Income Fund, LP	5.1	Private REITs & Private Investment Funds
Brookfield Premier Real Estate Partners, LP	5.0	Private REITs & Private Investment Funds
Brookfield Real Estate Finance Fund V, LP	4.7	Private REITs & Private Investment Funds
ACRES Capital Debt Opportunity Fund, LP	4.4	Private REITs & Private Investment Funds
Clarion Ventures 4, LP	4.4	Private REITs & Private Investment Funds
Harrison Street Core Property Fund, LP	4.4	Private REITs & Private Investment Funds
Prologis Targeted U.S. Logistics Holdings II, LP	4.0	Private REITs & Private Investment Funds

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

ASSET CLASS ALLOCATION[3]

As of March 31, 2021

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall allocations may differ from percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments

March 31, 2021 (Unaudited)

Description	Value

Private Real Estate Investment Trusts & Private Investment Funds – 73.1%(a)
ACRES Capital Debt Opportunity Fund, LP	$12,208,256
Ares Real Estate Enhanced Income Fund, LP	13,984,715
Ares US Real Estate Fund IX, LP	10,801,206
Bain Capital Real Estate Fund I-B, LP	6,467,736
Brookfield Premier Real Estate Partners, LP	13,735,262
Brookfield Real Estate Finance Fund V, LP	12,907,351
Carlyle Property Investors, LP	17,766,339
Clarion Lion Properties Fund, LP	7,561,045
Clarion Partners Debt Investment Fund, LP	6,910,325
Clarion Ventures 4, LP	12,112,094
Harrison Street Core Property Fund, LP	11,997,966
Heitman Core Real Estate Debt Income Trust, LP	20,737,439
Menlo Equities Absolute Return Fund, LP	15,765,317
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	6,961,704
Prologis Targeted U.S. Logistics Holdings II, LP	11,067,507
Sculptor Real Estate Credit Fund, LP	7,767,388
The Trumbull Property Fund, LP	6,336,762
Truman 2016 SC5, LLC	449,896
Voya Commercial Mortgage Lending Fund, LP	5,421,217

TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS
(Cost $194,342,316)	$200,959,525

Shares	Description	Value

Common Stocks – 15.8%
Equity Real Estate Investment Trusts (REITs) – 15.3%
17,645	Alexandria Real Estate Equities, Inc. REIT	$2,899,073
20,561	American Tower Corp. REIT	4,915,313
54,505	Americold Realty Trust REIT	2,096,807
31,254	CoreSite Realty Corp. REIT	3,745,792
116,348	CubeSmart REIT	4,401,445
50,540	Duke Realty Corp. REIT	2,119,142
14,464	EastGroup Properties, Inc. REIT	2,072,402
86,054	Equity LifeStyle Properties, Inc. REIT	5,476,477
98,388	Invitation Homes, Inc. REIT	3,147,432
5,739	Life Storage, Inc. REIT	493,267
150,720	MGM Growth Properties LLC, Class A REIT	4,916,487
18,243	Public Storage REIT	4,501,643
23,207	Terreno Realty Corp. REIT	1,340,668

		42,125,948

Mortgage Real Estate Investment Trusts (REITs) – 0.5%
125,021	TPG RE Finance Trust, Inc. REIT	1,400,235

TOTAL COMMON STOCKS
(Cost $40,246,382)		$43,526,183

Shares	Description	Dividend Rate	Value

Preferred Stocks – 4.8%
Equity Real Estate Investment Trusts (REITs) – 0.5%
4,394	Colony Capital, Inc., Series I	7.15%	$110,729
53,714	UMH Properties, Inc., Series C	6.75	1,376,153

			1,486,882

Mortgage Real Estate Investment Trusts (REITs) – 4.3%
67,882	AGNC Investment Corp., Series E	6.50	1,671,934
66,819	Annaly Capital Management, Inc., Series F	6.95	1,670,475
74,643	MFA Financial, Inc., Series C	6.50	1,680,214
69,995	New Residential Investment Corp., Series A	7.50	1,773,673
66,009	PennyMac Mortgage Investment Trust, Series A	8.13	1,720,854
119,995	Two Harbors Investment Corp., Series A	8.13	3,172,668

			11,689,818

TOTAL PREFERRED STOCKS
(Cost $12,916,168)			$13,176,700

Shares	Description	Value

Public Non-Traded Real Estate Investment Trusts – 0.8%(a)(b)
446,837	InvenTrust Properties Corp.	$1,304,579
168,566	NorthStar Healthcare Income, Inc.	908,154

TOTAL PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS
(Cost $3,021,726)		$2,212,733

Shares	Dividend Rate	Value

Investment Company – 4.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,173,823	0.036%	$11,173,823
(Cost $11,173,823)

TOTAL INVESTMENTS – 98.6%
(Cost $261,700,415)		$271,048,964

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		3,953,664

NET ASSETS – 100.0%		$275,002,628

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these consolidated financial statements.	3

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

March 31, 2021 (Unaudited)

(a)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $203,172,258, which represents approximately 73.9% of net assets as of March 31, 2021. See additional details below:

Security	Date(s) of Purchase	Cost
ACRES Capital Debt Opportunity Fund, LP	08/16/18-7/11/19	$12,000,000
Ares Real Estate Enhanced Income Fund, LP	10/31/19-11/24/20	14,000,000
Ares US Real Estate Fund IX, LP	09/19/19-03/15/21	10,295,262
Bain Capital Real Estate Fund I-B, LP	12/18/19-03/11/21	5,740,379
Brookfield Premier Real Estate Partners, LP	10/01/19-12/30/19	14,000,000
Brookfield Real Estate Finance Fund V, LP	10/03/19-03/26/21	13,337,031
Carlyle Property Investors, LP	10/01/19-04/01/20	16,987,157
Clarion Lion Properties Fund, LP	01/01/14-05/31/19	5,194,513
Clarion Partners Debt Investment Fund, LP	02/14/17-12/23/20	6,997,334
Clarion Ventures 4, LP	07/01/16-07/10/19	9,793,571
Harrison Street Core Property Fund, LP	07/03/19-10/03/19	11,274,400
Heitman Core Real Estate Debt Income Trust, LP	07/27/17-11/13/17	20,951,206
InvenTrust Properties Corp.	02/06/15	1,429,240
Menlo Equities Absolute Return Fund, LP	06/28/19	16,000,000
NorthStar Healthcare Income, Inc.	11/27/13-03/12/15	1,592,486
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	10/01/19-02/16/21	6,973,080
Prologis Targeted U.S. Logistics Holdings II, LP	01/03/20-07/15/20	10,096,699
Sculptor Real Estate Credit Fund, LP	01/21/20-03/29/21	8,351,392
The Trumbull Property Fund, LP	01/04/16-10/01/18	6,951,498
Truman 2016 SC5, LLC	10/21/19	–
Voya Commercial Mortgage Lending Fund, LP	10/11/19-12/30/19	5,398,794
Total		$197,364,042

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
LP	— Limited Partnership
REIT	— Real Estate Investment Trust

4	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Additional information on investments in private real estate investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of March 31, 2021

ACRES Capital Debt Opportunity Fund, LP	$12,208,256	N/A	N/A	$—

Ares Real Estate Enhanced Income Fund, LP	13,984,715	Quarterly	90	—

Ares US Real Estate Fund IX, LP	10,801,206	N/A	N/A	2,204,738

Bain Capital Real Estate Fund I-B, LP	6,467,736	N/A	N/A	4,461,476

Brookfield Premier Real Estate Partners, LP(a)	13,735,262	Quarterly	90	—

Brookfield Real Estate Finance Fund V, LP	12,907,351	N/A	N/A	9,492,565

Carlyle Property Investors, LP(b)	17,766,339	Quarterly	90	—

Clarion Lion Properties Fund, LP	7,561,045	Quarterly	90	—

Clarion Partners Debt Investment Fund, LP	6,910,325	N/A	N/A	5,002,720

Clarion Ventures 4, LP	12,112,094	N/A	N/A	963,242

Harrison Street Core Property Fund, LP	11,997,966	Quarterly	45	—

Heitman Core Real Estate Debt Income Trust, LP	20,737,439	Quarterly	90	—

InvenTrust Properties Corp.	1,304,579	N/A	N/A	—

Menlo Equities Absolute Return Fund, LP(c)	15,765,317	Annually	30	—

NorthStar Healthcare Income, Inc.	908,154	N/A	N/A	—

Nuveen U.S. Core-Plus Real Estate Debt Fund, LP(d)	6,961,704	Quarterly	45	3,026,920

Prologis Targeted U.S. Logistics Holdings II, LP	11,067,507	Quarterly	90	—

Sculptor Real Estate Credit Fund, LP	7,767,388	N/A	N/A	9,562,253

The Trumbull Property Fund, LP	6,336,762	Quarterly	60	—

Truman 2016 SC5, LLC	449,896	N/A	N/A	—
Voya Commercial Mortgage Lending Fund, LP	5,421,217	Quarterly	90	—

(a)	Redemptions are subject to a two-year holding period from the initial capital call on October 1, 2019.
(b)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on July 1, 2019.
(c)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on June 28, 2019.
(d)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on May 31, 2019.

The accompanying notes are an integral part of these consolidated financial statements.	5

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Assets and Liabilities(a)

March 31, 2021 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $250,526,592)	$259,875,141
Investments in affiliated issuers, at value (cost $11,173,823)	11,173,823
Receivables:
Dividends	4,611,474
Investments sold	3,161,134
Fund shares sold	99,028
Reimbursement from investment adviser	76,228
Other assets	115,735
Total assets	279,112,563

Liabilities:
Payables:
Investments purchased	2,173,265
Due to custodian	1,340,342
Management fees	290,456
Distribution, Service and Transfer Agency fees	177,071
Accrued expenses	128,801
Total liabilities	4,109,935

Net Assets:
Paid-in capital	263,398,215
Total distributable earnings (loss)	11,604,413
NET ASSETS	$275,002,628
Net Assets:
Class A	$87,179,958
Class C	71,617,257
Class I	66,934,546
Class L	5,760,165
Class W	43,510,702
Total Net Assets	$275,002,628
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,814,587
Class C	7,241,473
Class I	6,479,836
Class L	581,865
Class W	4,330,749
Net asset value and offering price per share:(b)
Class A	$9.89
Class C	9.89
Class I	10.33
Class L	9.90
Class W	10.05

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC and DIF Investments II LLC. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Maximum public offering price per share for Class A Shares is $10.49 and for Class L is $10.34. Upon repurchase, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

6	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Operations(a)

For the Six Months Ended March 31, 2021 (Unaudited)

Investment income:

Dividends — unaffiliated issuers	$5,698,153

Dividends — affiliated issuers	1,181

Total investment income	5,699,334

Expenses:

Management fees	1,731,601

Distribution Services fees(b)	356,026

Professional fees	350,275

Interest on borrowing	132,685

Transfer Agency fees	193,938

Shareholder Services fees(b)	178,226

Custody, accounting and administrative services	97,798

Printing and mailing costs	75,295

Trustee fees	31,787

Registration fees	4,288

Other	6,180

Total expenses	3,158,099

Less — expense reductions	(82,722)

Net expenses	3,075,377

NET INVESTMENT INCOME	2,623,957

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	11,241,158

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	9,168,514

Net realized and unrealized gain	20,409,672

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,033,629

(a)	Statement of Operations for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC and DIF Investments II LLC. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution Services and Shareholder Services fees were as follows:

Distribution Services Fees				Shareholder Services Fees
Class A	Class C	Class W	Class L	Class A	Class C	Class W	Class L
$54,088	$266,700	$27,983	$7,255	$54,088	$88,900	$27,983	$7,255

The accompanying notes are an integral part of these consolidated financial statements.	7

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Fiscal Year Ended September 30, 2020
From operations:
Net investment income	$2,623,957	$9,016,087
Net realized gain (loss)	11,241,158	(2,364,095)
Net change in unrealized gain (loss)	9,168,514	(27,274,906)
Net increase (decrease) in net assets resulting from operations	23,033,629	(20,622,914)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(2,669,578)	(5,429,382)
Class C Shares	(1,928,303)	(3,663,199)
Class I Shares	(2,115,310)	(4,472,302)
Class L Shares	(167,393)	(283,683)
Class W Shares	(1,347,908)	(3,165,247)
Class U Shares(b)	—	(62)
Class T Shares(c)	—	(327)
Class D Shares(c)	—	(787)
From return of capital:
Class A Shares	—	(1,741,207)
Class C Shares	—	(1,378,419)
Class I Shares	—	(1,278,114)
Class L Shares	—	(122,826)
Class W Shares	—	(1,167,461)
Total distributions to shareholders	(8,228,492)	(22,703,016)

From share transactions:
Proceeds from sales of shares	4,716,055	96,310,426
Reinvestment of distributions	3,559,928	10,456,342
Cost of shares repurchased	(35,891,303)	(126,528,978)
Net decrease in net assets resulting from share transactions	(27,615,320)	(19,762,210)
TOTAL DECREASE	(12,810,183)	(63,088,140)

Net assets:
Beginning of period	287,812,811	350,900,951

End of period	$275,002,628	$287,812,811

(a)	Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC and DIF Investments II LLC. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Effective as of January 15, 2020, the Fund terminated operations of its Class U Shares.
(c)	Effective as of February 3, 2020, the Fund terminated operations of its Class D and Class T shares.

8	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Diversified Income Fund
	Class A Shares
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.38		$10.69	$10.47	$10.19	$10.26	$9.81

Net investment income(a)	0.10		0.29	0.40	0.30	0.39	0.34

Net realized and unrealized gain (loss)	0.71		(0.89)	0.42	0.58	0.17	0.71

Total from investment operations	0.81		(0.60)	0.82	0.88	0.56	1.05

Distributions to shareholders from net investment income	(0.30)		(0.23)	(0.26)	(0.24)	(0.31)	(0.32)

Distributions to shareholders from net realized gains	—		(0.30)	(0.21)	(0.15)	(0.12)	—

Distributions to shareholders from return of capital	—		(0.18)	(0.13)	(0.21)	(0.20)	(0.28)

Total distributions	(0.30)		(0.71)	(0.60)	(0.60)	(0.63)	(0.60)

Net asset value, end of period	$9.89		$9.38	$10.69	$10.47	$10.19	$10.26

Total Return(b)	8.70%		(5.20)%	8.17%	9.00%	5.67%	11.09%

Net assets, end of period (in 000’s)	$87,180		$87,520	$96,114	$86,965	$84,231	$61,470

Ratio of net expenses to average net assets before interest expense	1.99	%(c)	1.99%	1.99%	1.99%	1.99%	1.99%

Ratio of net expenses to average net assets after interest expense	2.08	%(c)	2.19%	2.83%	2.76%	2.69%	2.39%

Ratio of total expenses to average net assets after interest expense	2.14	%(c)	2.28%	2.90%	2.97%	2.90%	2.78%

Ratio of net investment income to average net assets	2.02	%(c)	2.88%	3.83%	2.97%	3.81%	3.47%

Portfolio turnover rate(d)	27%		53%	65%	78%	11%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	9

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Diversified Income Fund
	Class C Shares
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.38		$10.68	$10.47	$10.19	$10.25	$9.81

Net investment income(a)	0.06		0.20	0.32	0.23	0.32	0.28

Net realized and unrealized gain (loss)	0.71		(0.87)	0.41	0.57	0.18	0.68

Total from investment operations	0.77		(0.67)	0.73	0.80	0.50	0.96

Distributions to shareholders from net investment income	(0.26)		(0.16)	(0.22)	(0.20)	(0.27)	(0.27)

Distributions to shareholders from net realized gains	—		(0.29)	(0.18)	(0.14)	(0.12)	—

Distributions to shareholders from return of capital	—		(0.18)	(0.12)	(0.18)	(0.17)	(0.25)

Total distributions	(0.26)		(0.63)	(0.52)	(0.52)	(0.56)	(0.52)

Net asset value, end of period	$9.89		$9.38	$10.68	$10.47	$10.19	$10.25

Total Return(b)	8.30%		(5.94)%	7.24%	8.17%	4.97%	10.15%

Net assets, end of period (in 000’s)	$71,617		$72,826	$74,609	$62,367	$57,559	$33,114

Ratio of net expenses to average net assets before interest expense	2.74	%(c)	2.74%	2.74%	2.74%	2.74%	2.74%

Ratio of net expenses to average net assets after interest expense	2.83	%(c)	2.94%	3.58%	3.51%	3.47%	3.14%

Ratio of total expenses to average net assets after interest expense	2.89	%(c)	3.04%	3.64%	3.73%	3.71%	3.53%

Ratio of net investment income to average net assets	1.27	%(c)	2.04%	3.08%	2.24%	3.11%	2.87%

Portfolio turnover rate(d)	27%		53%	65%	78%	11%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

10	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Diversified Income Fund
	Class I Shares
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.78		$11.13	$10.91	$10.62	$10.74	$10.36

Net investment income(a)	0.12		0.33	0.45	0.36	0.48	0.04

Net realized and unrealized gain (loss)	0.74		(0.93)	0.42	0.59	0.09	0.97

Total from investment operations	0.86		(0.60)	0.87	0.95	0.57	1.01

Distributions to shareholders from net investment income	(0.31)		(0.26)	(0.27)	(0.26)	(0.34)	(0.33)

Distributions to shareholders from net realized gains	—		(0.31)	(0.23)	(0.16)	(0.12)	—

Distributions to shareholders from return of capital	—		(0.18)	(0.15)	(0.24)	(0.23)	(0.30)

Total distributions	(0.31)		(0.75)	(0.65)	(0.66)	(0.69)	(0.63)

Net asset value, end of period	$10.33		$9.78	$11.13	$10.91	$10.62	$10.74

Total Return(b)	8.88%		(5.05)%	8.35%	9.25%	5.45%	10.12%

Net assets, end of period (in 000’s)	$66,935		$74,220	$55,138	$22,273	$8,385	0 (c)

Ratio of net expenses to average net assets before interest expense	1.73	%(d)	1.74%	1.74%	1.74%	1.74%	1.74%

Ratio of net expenses to average net assets after interest expense	1.83	%(d)	1.94%	2.63%	2.49%	2.56%	2.14%

Ratio of total expenses to average net assets after interest expense	1.89	%(d)	2.03%	2.68%	2.75%	3.23%	2.49%

Ratio of net investment income to average net assets	2.29	%(d)	3.16%	4.10%	3.35%	4.48%	0.36%

Portfolio turnover rate(e)	27%		53%	65%	78%	11%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount less than $500.
(d)	Annualized
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	11

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Diversified Income Fund
	Class L Shares
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2017(a)
			2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.39		$10.69	$10.48	$10.20	$10.22

Net investment income(b)	0.08		0.27	0.38	0.30	0.26

Net realized and unrealized gain (loss)	0.72		(0.89)	0.40	0.55	(0.14	)(c)

Total from investment operations	0.80		(0.62)	0.78	0.85	0.12

Distributions to shareholders from net investment income	(0.29)		(0.20)	(0.24)	(0.22)	(0.05)

Distributions to shareholders from net realized gains	—		(0.30)	(0.20)	(0.15)	(0.02)

Distributions to shareholders from return of capital	—		(0.18)	(0.13)	(0.20)	(0.07)

Total distributions	(0.29)		(0.68)	(0.57)	(0.57)	(0.14)

Net asset value, end of period	$9.90		$9.39	$10.69	$10.48	$10.20

Total Return(d)	8.56%		(5.46)%	7.79%	8.72%	1.22%

Net assets, end of period (in 000’s)	$5,760		$5,538	$10,402	$4,613	$836

Ratio of net expenses to average net assets before interest expense	2.23	%(e)	2.24%	2.24%	2.24%	2.24	%(e)

Ratio of net expenses to average net assets after interest expense	2.33	%(e)	2.44%	3.13%	2.99%	3.07	%(e)

Ratio of total expenses to average net assets after interest expense	2.39	%(e)	2.54%	3.17%	3.22%	3.83	%(e)

Ratio of net investment income to average net assets	1.75	%(e)	2.71%	3.60%	2.91%	11.62	%(e)

Portfolio turnover rate(f)	27%		53%	65%	78%	11%

(a)	The Fund’s Class L commenced operations on July 10, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the period and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Diversified Income Fund
	Class W Shares
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30,
			2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of period	$9.52		$10.85	$10.63	$10.35	$10.41		$9.96

Net investment income(a)	0.10		0.31	0.41	0.31	0.39		0.32

Net realized and unrealized gain (loss)	0.73		(0.92)	0.42	0.58	0.17		0.69

Total from investment operations	0.83		(0.61)	0.83	0.89	0.56		1.01

Distributions to shareholders from net investment income	(0.30)		(0.24)	(0.26)	(0.23)	(0.30)		(0.30)

Distributions to shareholders from net realized gains	—		(0.30)	(0.21)	(0.16)	(0.12)		—

Distributions to shareholders from return of capital	—		(0.18)	(0.14)	(0.22)	(0.20)		(0.26)

Total distributions	(0.30)		(0.72)	(0.61)	(0.61)	(0.62)		(0.56)

Net asset value, end of period	$10.05		$9.52	$10.85	$10.63	$10.35		$10.41

Total Return(b)	8.67%		(5.31)%	8.13%	8.95%	5.64%		10.46%

Net assets, end of period (in 000’s)	$43,511		$47,709	$92,006	$69,400	$56,427		$31,076

Ratio of net expenses to average net assets before interest expense	1.98	%(c)	1.99%	1.99%	1.99%	2.09	%(d)	2.49%

Ratio of net expenses to average net assets after interest expense	2.08	%(c)	2.19%	2.84%	2.76%	2.83%		2.89%

Ratio of total expenses to average net assets after interest expense	2.14	%(c)	2.23%	2.88%	2.96%	3.06%		3.30%

Ratio of net investment income to average net assets	2.04	%(c)	2.99%	3.85%	3.01%	3.79%		3.17%

Portfolio turnover rate(e)	27%		53%	65%	78%	11%		21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized
(d)	Effective January 5, 2017, the annual expense limitation changed from 2.49% to 1.99%.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	13

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements

March 31, 2021 (Unaudited)

1. ORGANIZATION

Goldman Sachs Real Estate Diversified Income Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company and is structured as an “interval fund,” a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund was organized as a Delaware statutory trust on December 2, 2019. The Fund offers five classes of shares: Class A, Class C, Class I, Class L, and Class W.

Class A and Class L Shares are sold with front-end sales charges of up to 5.75% and 4.25%, respectively. Class A and Class C Shares are sold with contingent deferred sales charges (“CDSC”) of 0.50% and 1.00%, respectively, which are imposed on repurchases made within 12 months of purchase. Class I and Class W Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for the Fund — DIF Investments LLC and DIF Investments II LLC (each a “Subsidiary” and collectively, the “Subsidiaries”), limited liability companies, were incorporated on February 3, 2020 and March 12, 2020, respectively, and are currently wholly-owned subsidiaries of the Fund. The Subsidiaries act as investment vehicles for the Fund to enable the Fund to gain exposure to certain types of private real estate investments. Under the Amended and Restated Limited Liability Company Agreement of each Subsidiary, shares issued by a Subsidiary confer upon its member the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of March 31, 2021, the Fund’s net assets were $274,902,628, of which, $107,208,981, or 39%, are represented by DIF Investments LLC’s net assets and $97,519,083, or 35%, are represented by DIF Investments II LLC’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date with the exception of capital calls, which are recorded on due date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

D.  Class Allocations and Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service and Transfer Agency fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. The Fund currently intends to make regular quarterly cash distributions of all or a portion of its net investment

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

income to shareholders. The Fund will pay shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage used by the Fund. The Fund intends to pay any capital gains distributions at least annually. In order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net distributable earnings actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce the Fund’s NAV. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization that may differ. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

March 31, 2021 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

Public Non-Traded REITs — Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”) do not report NAVs on a timely basis and therefore cannot be valued using the practical expedient methodology. GSAM determines the fair value of Public Non-Traded REITs by adjusting the most recent NAV for each Public Non-Traded REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

C.  Other Fair Valuation Investments — Prices or valuations that require significant unobservable inputs (including assumptions in determining fair value measurement).

The fair valuation technique depends on the investment characteristics and the availability of observable inputs. Investments are classified within the level of the lowest significant input considered in determining fair value. GSAM uses NAV as its measure of fair values for investments in LP/LLC interests when (i) the investment does not have a readily determinable fair value and (ii) the NAV of the investment is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the investments have been classified, GSAM has assessed factors including, but not limited to, price transparency. An investment in LP/LLC interests using NAV as its measure of fair value is excluded from the fair value hierarchy.

The fair value technique and type of valuation input varies by investment type as follows:

Private REITs — Private Real Estate Investment Trusts (“Private REITs”) report their investment assets at fair value, and typically report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private REITs at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

Private Investment Funds — Private investment funds (“Private Investment Funds”) measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private Investment Funds at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM determines the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

D.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2021:

REAL ESTATE DIVERSIFIED INCOME FUND

Investment Type	Level 1	Level 2	Level 3	Total

Assets

Common Stock and/or Other Equity Investments(a)

North America	$43,526,183	$13,176,700	$2,212,733	$58,915,616

Investment Company	11,173,823	—	—	11,173,823

Subtotal	$54,700,006	$13,176,700	$2,212,733	$70,089,439

Investments measured at NAV				200,959,525

Total				$271,048,964

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

The following is a reconciliation of Level 3 investments for the six months ended March 31, 2021:

Public Non-Traded Real Estate Investment Trusts

Beginning Balance as of October 1, 2020	$1,521,516

Realized gain (loss)	—

Net change in unrealized gain (loss) relating to instruments still held at reporting date	691,217

Purchases	—

Sales	—

Transfers in (out) of Level 3	—

Ending Balance as of March 31, 2021	$2,212,733

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2021 are as follows:

	Fair Value at 3/31/2021	Valuation Techniques	Unobservable Input	Range

Public Non-Traded Real Estate Investment Trusts	$2,212,733	Net Asset Value	Relevant Proxy	91.75-151.96

A change to the unobservable input may result in a significant change to the value of the investments as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Relevant Proxy	Increase	Decrease

The relevant proxies are comprised of comparable real estate investments and/or related metrics. For further information regarding security characteristics, see the Consolidated Schedule of Investments.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

March 31, 2021 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.25% of the Fund’s average daily net assets.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the six months ended March 31, 2021, GSAM waived $7,513 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Fund, on behalf of its Class A, Class C, Class L and Class W Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs & Co. LLC, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by the Distributor to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class L and Class W Shares of the Fund, as set forth below:

Share Class	Distribution Services	Shareholder Services	Maximum Distribution- Related and Shareholder Services
Class A	0.25%	0.25%	0.25%
Class C	0.75%	0.25%	1.00%
Class L	0.25%	0.25%	0.50%

Class W	0.25%	0.25%	0.25%

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A and Class L Shares’ front end sales charge and Class A and Class C Shares’ CDSC. During the six months ended March 31, 2021, Goldman Sachs retained $160 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for this Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency and dividend disbursing services are accrued daily and paid monthly at an annual rate of 0.14% of the Fund’s average daily net assets.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, credit facility commitment fees, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.354%. These Other Expense limitations will remain in place through at least January 27, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Consolidated Statement of Operations.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended March 31, 2021 these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$7,513	$75,209	$82,722

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended March 31, 2021:

Underlying Fund	Beginning Value as of September 30, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2021	Shares as of March 31, 2021	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$9,993,327	$86,616,287	$(85,435,791)	$11,173,823	11,173,823	$1,181

G. Financing Agreement — The Fund has entered into secured revolving bank line of credit facilities (each a “Credit Facility” and collectively the “Credit Facilities”) with major U.S. financial institutions for the purpose of investment purchases subject to the limitations of the Act for borrowings. The Credit Facilities provide for borrowings in an aggregate amount up to $55,000,000 for the Fund. Borrowings under the Credit Facilities, which are secured by certain assets of the Fund, bear interest. The interest rates are based on variable rates (i.e., LIBOR) plus market spreads. The Fund currently pays unused commitment fees of 0.20% – 0.75% per annum. Interest is accrued daily and paid quarterly.

The Fund had an average outstanding balance and weighted average annual interest rate for the period of $3,021,978 and 1.22%, respectively. As of March 31, 2021, there were no outstanding borrowings under the Credit Facilities. Prior to January 8, 2021, the Credit Facilities provided for borrowings in an aggregate amount up to $35,000,000.

5. PORTFOLIO SECURITIES TRANSACTIONS AND UNFUNDED COMMITMENTS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended March 31, 2021, were $71,857,005 and $99,001,719, respectively.

As of March 31, 2021, the unfunded commitments for investments currently held as of the reporting date are disclosed in the Consolidated Schedule of Investments footnote disclosures. The Fund had no unfunded commitments relating to potential future investments not currently held as of the reporting date. The value of unfunded commitments for investments currently held as of March 31, 2021 approximates fair value.

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, September 30, 2020, the Fund’s certain timing differences on a tax-basis were as follows:

Real Estate Diversified Income Fund
Timing differences

Qualified Late Year Loss Deferral and Post October Losses	$(11,287,628)

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

March 31, 2021 (Unaudited)

6. TAX INFORMATION (continued)

As of March 31, 2021, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$254,039,867
Gross unrealized gain	21,527,039
Gross unrealized loss	(4,517,942)
Net unrealized gains on securities	$17,009,097

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. REPURCHASE OFFERS

The Fund has adopted the following fundamental policies, which cannot be changed without the vote of a majority of Fund shareholders, in order to repurchase its Shares:

∎	On a quarterly basis, in the months of March, June, September and December, the Fund will make an offer to repurchase a designated percentage of the outstanding shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the Act, as it may be amended from time to time.
∎	The Fund will repurchase only shares that are tendered by the deadline for such repurchase request (“Repurchase Request Deadline”). The Board will establish the Repurchase Request Deadline for each Repurchase Offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.
∎	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the day on which shares eligible for repurchase are priced.

The Fund may also make discretionary repurchase offers in addition to the quarterly Repurchase Offer period once every two years.

Repurchase Offer Amounts. Each quarter, the Fund’s Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Board may determine to increase the Repurchase Offer Amount by up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

7. REPURCHASE OFFERS (continued)

During the six months ended March 31, 2021, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. The shareholder repurchase requests received by the Fund in good order by the October 14, 2020 and January 13, 2021 Repurchase Request Deadlines exceeded the number of shares of the Fund subject to the repurchase offer; therefore, the Fund repurchased shares on a pro rata basis. Accordingly, the Fund repurchased approximately 33% and 61%, respectively, of the total number of shares tendered for repurchase. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 14, 2020	December 14, 2020
Repurchase Request Deadline	October 14, 2020	January 13, 2021
Repurchase Pricing Date	October 14, 2020	January 13, 2021
Shares Tendered for Repurchase	4,526,351	3,359,664
Shares Repurchased	1,514,470	2,039,113

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Industry Concentration Risk — The Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if their investments were diversified across different industries. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

March 31, 2021 (Unaudited)

8. OTHER RISKS (continued)

properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular subindustries, or real estate operations generally.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The Fund may use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. The Fund may utilize leverage, which magnifies the market risk. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Option Writing Risk — Writing (selling) call options limits the opportunity to profit from an increase in the market value of securities in exchange for up-front cash at the time of selling the call option. When the Fund writes (sells) call options on securities, it receives cash but limits its opportunity to profit from an increase in the market value of the applicable security beyond the exercise price (plus the premium received) of the option. In a rising market, the Fund could significantly underperform the market. Such underperformance may be more pronounced to the extent that the call option’s underlying security sharply increases prior to the expiration of the option. The Fund’s option strategies may not fully protect it against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but the Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premium received. In a period of a sharply falling equity market, the Fund will likely also experience sharp declines in its NAV.

Private Real Estate Investment Funds Risk — The Fund’s performance depends in part upon the performance of the applicable private real estate investment fund managers and selected strategies, the adherence by such private real estate investment fund managers to such selected strategies, the instruments used by such private real estate investment fund managers and the Investment Adviser’s ability to select private real estate investment fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the private real estate investment fund level.

The Fund’s investments in certain private real estate investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private real estate investment fund, may receive an in-kind distribution of securities that are illiquid or

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

8. OTHER RISKS (continued)

difficult to value and difficult to dispose of. Private real estate investment funds are not publicly traded and therefore are not liquid investments. Private real estate investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.

Private REIT Risk — In addition to the risks described in “Private Real Estate Investment Fund Risk” and “REIT Risk,” Private REITs are typically smaller and financially less stable than Public REITs. Private REITs are unlisted, making them hard to value and trade. Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs, which makes private REITs more difficult to evaluate from an investment perspective.

REIT Risk — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Repurchase Offers Risk — The Fund operates as an “interval fund,” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The repurchase of shares by the Fund would decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. This may result in higher short-term capital gains for taxable shareholders.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

9. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

March 31, 2021 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Fiscal Year Ended September 30, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	76,376	$751,979	1,998,339	$21,191,071
Reinvestment of distributions	113,001	1,104,148	308,912	3,000,565
Shares repurchased	(705,544)	(6,778,064)	(1,971,176)	(19,394,216)
	(516,167)	(4,921,937)	336,075	4,797,420
Class C Shares
Shares sold	94,620	928,464	1,464,768	15,464,687
Reinvestment of distributions	97,246	950,194	280,963	2,731,301
Shares repurchased	(714,247)	(6,848,244)	(965,849)	(9,498,393)
	(522,381)	(4,969,586)	779,882	8,697,595
Class I Shares
Shares sold	272,172	2,786,831	4,808,202	52,340,446
Reinvestment of distributions	65,896	671,837	201,852	2,055,770
Shares repurchased	(1,444,797)	(14,486,332)	(2,375,599)	(24,677,952)
	(1,106,729)	(11,027,664)	2,634,455	29,718,264
Class U Shares(a)
Reinvestment of distributions	—	—	79	842
Shares repurchased	—	—	(876,681)	(9,379,989)
	—	—	(876,602)	(9,379,147)
Class T Shares(b)
Reinvestment of distributions	—	—	92	976
Shares repurchased	—	—	(663,839)	(7,076,446)
	—	—	(663,747)	(7,075,470)
Class D Shares(b)
Shares repurchased	—	—	(569,179)	(6,175,406)
	—	—	(569,179)	(6,175,406)
Class L Shares
Shares sold	592	(5,517)	141,148	1,506,835
Reinvestment of distributions	7,944	77,712	20,074	195,096
Shares repurchased	(16,772)	(161,538)	(544,494)	(5,782,122)
	(8,236)	(89,343)	(383,272)	(4,080,191)
Class W Shares
Shares sold	25,622	254,298	543,209	5,807,103
Reinvestment of distributions	76,180	756,037	249,890	2,471,792
Shares repurchased	(780,391)	(7,617,125)	(4,264,877)	(44,544,454)
	(678,589)	(6,606,790)	(3,471,778)	(36,265,559)

NET DECREASE	(2,832,102)	$(27,615,320)	(2,214,166)	$(19,762,494)

(a)	Effective as of January 15, 2020, the Fund terminated operations of its Class U Shares.
(b)	Effective as of February 3, 2020, the Fund terminated operations of its Class D and Class T shares.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

11. OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on April 14, 2021, which resulted in 1,925,909 Fund Shares being repurchased for $19,475,248. There were 2,128,666 Fund Shares tendered for repurchase for this repurchase offer. Accordingly, the Fund repurchased approximately 90% of the total number of shares tendered for repurchase.

Effective for repurchase offers after May 20, 2021, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. The Fund’s ability to accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares before prorating other amounts tendered may be restricted for shares held at certain financial intermediaries.

Other than noted above, subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.00 trillion in assets under supervision as of March 31, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Lawrence W. Stranghoener, Chairman Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of March 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2021 Goldman Sachs. All rights reserved. 239197-OTU-1410075 RLDVINCSAR-21

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated the voting of portfolio securities to Goldman Sachs Asset Management L.P. (the “Investment Adviser”). For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

The Investment Adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of GS&Co. and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s portfolio managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2020 will be available on or through the Fund’s website at https://www.gsam.com/content/gsam/us/en/advisors/resources/client-service/proxy-voting.html without charge and on the SEC’s website at www.sec.gov.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8(a)(1)

Name	Title	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Kuney, CFA	Managing Director	Since 2021	Ms. Kuney joined the Investment Adviser in 2000.

Item 8(a)(2)

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of March 31, 2021, unless otherwise noted.

	Number of Other Accounts Managed and Total Assets by Account Type						Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Kristin Kuney, CFA	4	$797.0	7	$1,146.1	19	$535.8	—	—	—	—	—	—

Item 8(a)(3) —

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which is primarily derived from advisory fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to the funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective of the Fund. Other factors may also be considered including: (1) general client/investor orientation and (2) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).

Other Compensation — In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Item 8(a)(4)

The following table shows the portfolio managers’ ownership of securities, including those beneficially owned as well as those owned pursuant to the deferred compensation plan discussed above, in the Fund as of March 31, 2021, unless otherwise noted:

Name of Portfolio Manager	Name of Portfolio Manager
Kristin Kuney, CFA	$0

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Real Estate Diversified Income Fund’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on December 7, 2020.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	None

(a)(4)	Not Applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Real Estate Diversified Income Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	June 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	June 2, 2021

By:	/s/ Joseph F. DiMaria
Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	June 2, 2021